Exhibit 10.1

ORDER FOR SUPPLIES OR SERVICES	PAGE 1 OF 7
1. CONTRACT/PURCH. ORDER/ AGREEMENT NO. M67854-07-D-5006	2. DELIVERY ORDER/ CALL NO. 0004	3. DATE OF ORDER/CALL ( YYYYMMMDD) 2007 Mar 08	4. REQ./ PURCH. REQUEST NO. MIPR7EDBQ7M023	5. PRIORITY

6. ISSUED BY MARINE CORPS SYSTEMS COMMAND 2200 LESTER STREET QUANTICO VA 22134-6050	CODE M67854	7. ADMINISTERED BY (if other than 6) DCMA ATLANTA 2300 LAKE PARK DRIVE SUITE 300 SMY NRA GA 30080	CODE S1103A	8. DELIVERY FOB ☒ DESTINATION ☐ OTHER (See Schedule if other)

9. CONTRACTOR FORCE PROTECTION INDUSTRIES, INC NAME DAMON WALSH AND 9801 HIGHWAY 78, #1 ADDRESS LADSON SC 29456	CODE 1EFH8	FACILITY	10. DELIVER TO FOB POINT BY (Date) ( YYYYMMMDD) SEE SCHEDULE	11. MARK IF BUSINESS IS ☒ SMALL ☐ SMALL DISADVANTAGED ☐ WOMEN-OWNED
12. DISCOUNT TERMS Net 30 days

13. MAIL INVOICES TO THE ADDRESS IN BLOCK See Item 15

14. SHIP TO FY 4462-437 LRS/LGR DCO FRANK ROSE 113 S. BATES ST BLDG 178 CHARLESTON AFB SC 29404	CODE FY 4462	15. PAYMENT WILL BE MADE BY DFAS COLUMBUS SOUTH ENTITLEMENT OPS P.O. BOX 182264 COLUMBUS OH 43218-2264	CODE HQ0338	MARK ALL PACKAGES AND PAPERS W ITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.

16. TYPE OF ORDER	DELIVERY/CALL ☒	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
PURCHASE	Reference your quote dated Furnish the following on terms specified herein. REF :

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE

ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS

AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)
☐ If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/ LOCAL USE See Schedule

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/ SERVICES	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
SEE SCHEDULE

24. UNITED STATES OF AMERICA TEL: 703-432-5028 EMAIL: terence.mcginn@usmc.mil BY: TERRY MCGINN	CONTRACTING / ORDERING OFFICER	25. TOTAL	$16,260,713.00
*If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.	26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
☐ INSPECTED ☐ RECEIVED ☐	ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE (YYYYMMMDD)	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP NO.	29. DO VOUCHER NO.	30. INITIALS

f. TELEPHONE NUMBER	g. E-MAIL ADDRESS	☐ PARTIAL ☐ FINAL	32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR

36. I certify this account is correct and proper for payment.	31. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL	34. CHECK NUMBER
a. DATE	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	35. BILL OF LADING NO.
(YYYYMMMDD)

37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED (YYYYMMMDD)	40.TOTAL CONTAINERS	41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.
DD Form 1155, DEC 2001	PREVIOUS EDITION IS OBSOLETE.

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008					$	NTE
	Buffalo
	FFP
	Buffalo Vehicle overpacked with manuals. IAW SOW and PS
	FOB: Destination

				NET AMT		$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008AB		19	Each	$854,827.00	$16,241,713.00 NTE
	Buffalo 1-A 12 seat
	FFP
	FOB: Destination
	MILSTRIP: MIPR7EDBQ7M023
	PURCHASE REQUEST NUMBER: MIPR7EDBQ7M023

				NET AMT	$16,241,713.00

	ACRN AB				$16,241,713.00
	CIN: MIPR7EDBQ7M023

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009		19	Each	$1,000.00	$19,000.00 NTE
		On-Board Consumables
		FFP
		Buffalo OBC. IAW SOW and PS
		FOB: Destination
		MILSTRIP: MIPR7EDBQ7M023
	PURCHASE REQUEST NUMBER: MIPR7EDBQ7M023

				NET AMT	$19,000.00

		ACRN AB			$19,000.00
		CIN: MIPR7EDBQ7M023

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0008	Origin	Government	Origin	Government
0008AB	Origin	Government	Origin	Government
0009	Origin	Government	Origin	Government

Section F - Deliveries or Performance

SPECIAL DELIVERY INSTRUCTIONS

The contractor, as an independent contractor and not as an agent of the U.S. Government, shall furnish all engineering, scientific, and supporting labor, supplies, services, facilities and equipment necessary for the delivery of 19 Buffalo MPCV systems for the Army. The Buffalo MPCV systems delivered under this contract for the Army shall be in the latest production configuration as produced under ARMY Contract No. W56HZV-06-C-0245 and represented by hull number 90.

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0008	N/A	N/A	N/A	N/A

0008AB	01-MAY-2007	1	FY4462-437 LRS/LGR DCO	FY4462
			FRANK ROSE
			113 S. BATES ST BLDG 178
			CHARLESTON AFB SC 29404
			843-963-3436
			FOB: Destination

0008AB	04-JUN-2007	2	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0008AB	02-JUL-2007	2	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0008AB	06-AUG-2007	3	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0008AB	04-SEP-2007	3	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0008AB	01-OCT-2007	3	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0008AB	01-NOV-2007	3	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0008AB	03-DEC-2007	2	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0009	01-MAY-2007	1	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0009	04-JUN-2007	2	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0009	02-JUL-2007	2	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0009	06-AUG-2007	3	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0009	04-SEP-2007	3	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0009	01-OCT-2007	3	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0009	01-NOV-2007	3	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

0009	03-DEC-2007	2	(SAME AS PREVIOUS LOCATION)	FY4462
			FOB: Destination

D.O. 0004 MARK FOR ADDRESS

Assured Mobility Systems

Theater Support Center (AMS-TSC) ManTech

Victory Loop North Building #9227

Camp Anaconda, Balad Air Base, Iraq APO AE 09391

Dave Weiss David.Weiss@ManTech.com and Jason Shay Jason.Shay@ManTech.com

Telephone: 318-829-2315/2329/2322/2388

UIC: W4GV40

DODAAC: W91M2C

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AB: 2172035 0000 1C 1C09 53202881129 31E1 RF01 MIPR7EDBQ7M023 7ZCBNR S20113

COST CODE: 53202881129

AMOUNT: $16,260,713.00

CIN MIPR7EDBQ7M023: $16,260,713.00